Exhibit 99.3

Forward-Looking Statements Statements in this presentation regarding First Marblehead’s expectations and future performance, including with regard to the future performance of securitization trusts that First Marblehead has facilitated (the “Trusts”), as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our historical performance, the historical performance of the Trusts, and on our plans, estimates and expectations as of October 26, 2009. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the Trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: degradation of credit quality, credit enhancement or performance of the Trusts’ loan portfolios; economic, legislative, regulatory, competitive and other factors affecting default, recovery and prepayment rates on the Trusts’ loan portfolio, including general economic conditions, the consumer credit environment, interest rates and unemployment rates; borrower defaults and the Trusts’ ability to recover principal and interest from such borrowers; capital market receptivity to private student loan asset-backed securities; the inability of The Education Resources Institute, Inc. (TERI), the third party guarantor of the trusts’ underlying loans, which has filed a voluntary petition for reorganization under federal bankruptcy laws, to meet its guaranty obligations; developments in the bankruptcy proceedings of TERI, including the terms of any plan of reorganization and the outcome of challenges to the enforceability of the Trusts’ security interests, which could adversely affect the Trusts’ rights to future recoveries on certain defaulted loans; changes to bankruptcy laws that could affect the non-dischargeable status of education-related loans; and the other factors set forth under the caption “risk factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission on September 3, 2009. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after October 26, 2009. Disclaimer The information in this presentation is intended to provide a broad overview of a portfolio of private education loans facilitated by First Marblehead. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

Trust parity ratios1 As of September 30, 2009 NCMSLT2 Parity Ratio: trust assets (loan pool balance plus trust accounts) divided by liabilities (bonds outstanding) 1As a result of TERI’s Chapter 11 bankruptcy filing on April 7, 2008, defaulted loans in excess of the pledge fund balances have been excluded from trust assets in performing the trust parity calculation 2As of June 30, 2009 (most recent quarterly reporting date) 3As of July 31, 2009 (most recent quarterly reporting date) 4As of August 31, 2009 (most recent quarterly reporting date) Months Since Inception 2003-13 2004-14 2005-1 2005-2 2005-3 2006-1 2004-2 2006-2 2006-4 2007-2 2007-3, 2007-4 2007-1 2006-3 90% 92% 94% 96% 98% 100% 102% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81 85 89 NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04) 2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05) 2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06) 2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07) 2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07)

Net recovery rates As of September 30, 2009 Net Recoveries: recoveries (either in the form of cash or repurchased loans) net of collection costs. Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery. FMC Net Recovery Rates (by Year of Default) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 Months Since Year of Default Net Recovery Rate 2002 2003 2004 2005 2006 2007 Weighted Average

FICO scores for disbursed volume by fiscal year Decisioned FICO Scores: FICO score that is reflective of decision on cosigner, student, or borrower without cosigner Decisioned FICO Distribution by Fiscal Year 10% 12% 15% 14% 12% 12% 14% 14% 14% 14% 14% 14% 39% 37% 35% 36% 25% 24% 21% 22% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - School Channel by Fiscal Year 5% 6% 7% 7% 9% 9% 9% 9% 12% 12% 12% 11% 41% 41% 40% 39% 32% 32% 31% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - Direct to Consumer by Fiscal Year 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 22% 38% 15% 13% 13% 21% 36% 15% 14% 15% 19% 34% 15% 15% 17% 20% 35% 14% 15% 16% 2005 2006 2007 2008 760-850 700-759 680-699 660-679 620-659

Six month rolling prepayment rates Updated through September 30, 2009* *Average prepayment rate during preceding six month period. NCMSLT as of June 30, 2009 (most recently quarterly reporting date). NCSLT 2003-1 as of July 31, 2009 (most recent quarterly reporting date). NCSLT 2004-1 as of August 31, 2009 (most recent quarterly reporting date). NCSLT 2007-4 NCSLT 2007-3 NCSLT 2007-2 NCSLT 2007-1 NCSLT 2006-4 NCSLT 2006-3 NCSLT 2006-2 NCSLT 2006-1 NCSLT 2005-3 NCSLT 2005-2 NCSLT 2005-1 NCSLT 2004-2 NCSLT 2004-1 NCSLT 2003-1 NCMSLT Months Since Inception

NCSLT Trust payment status As of September 30, 2009 Source: First Marblehead 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NCMSLT 2003-1 2004-1 2004-2 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2006-4 2007-1 2007-2 2007-3 2007-4 NCSLT Trust % of Portfolio Deferment - Principal & Interest Deferment - Principal Only Forbearance Repayment